Subsequent Events	6 Months Ended
Jun. 30, 2022
Disclosure Of Events After Reporting Period Text Block Abstract
SUBSEQUENT EVENTS

NOTE 12 – SUBSEQUENT EVENTS:

1.	On July 7, 2022, the Company effected a reverse split of the Company’s authorized and outstanding ordinary shares at a ratio of 20:1 (the “Reverse Split”) and increased the Authorized number of shares. Those changes were approved by the Company’s shareholders on June 17, 2022. On July 8, 2022, following the Reverse Split, the Company effected a change in the American Depositary Share (“ADS”) ratios for its American Depositary Receipt program such that each ADS represents one ordinary share of no par value of the Company (the “Ordinary Share”), instead of twenty (20) pre-Reverse Split Ordinary Shares. The change in the ADS ratio is a technical change made in order to align the ratio so that one ADS equals to one Ordinary Share.

2.	On July 18, 2022, Polyrizon signed a binding Collaboration Agreement with NurExone Biologic Inc. (TSXV: NRX), a biopharmaceutical company developing biologically guided exosome therapy for patients with traumatic spinal cord injuries (“NurExone”).

Under the Collaboration Agreement, Polyrizon will use its advanced Trap and Target™ platform to develop formulations, conduct analytical development and produce technical batches of a tailored intranasal delivery system. The intranasal system is being designed for efficient delivery of Nurexone’s ExoTherapy to patients with traumatic spinal cord injuries (SCI) and may also be relevant to other indications through intranasal exosome delivery.Under the Collaboration Agreement, NurExone will cover the costs of the formulation development in an estimated amount of USD 0.22 million in 3 installments upon development success and expects to be able to perform a biological efficacy study of the intranasal system within 3 quarters.

NurExone shall pay development fees to Polyrizon of up to a total of USD 3.3 million upon completion of certain milestones, including the payment of an aggregate of US USD 0.5 million upon successful completion of a Phase 2 clinical trial. Moreover, NurExone shall pay royalties based on any product sales resulting from the Collaboration Agreement. In advance stages of the collaboration, Polyrizon may assist NurExone with regulatory submissions for the United States and Europe.

Manufacturing and marketing rights for formulations under the Collaboration Agreement are exclusive to NurExone.

3.

On August 23, 2022, the Company entered into an agreement with A. I. Research and Development of Artificial Intelligence Ltd., (“AI Research”) for the assignment of a convertible loan in the amount of NIS 3 million (the “Convertible Loan”), which AI Research made to AI Conversation Systems Ltd. (TASE: AICS) (“AI Conversation Systems”) pursuant to a convertible loan agreement dated September 21, 2021 (the “CLA”). In accordance with the terms of the CLA, the Convertible Loan shall be repaid in full (including 18% annual interest) in March 2023, or, if so determined by AI Conversation Systems, be converted into ordinary shares of AI Conversation Systems at a valuation of NIS 4.75 million.

4.	On August 30, 2022, Jeffs’ Brands closed initial public offering (“IPO”), and the simultaneous closing of a portion of the underwriter’s over-allotment option, for aggregate gross proceeds of approximately USD 15.5 million before deducting underwriting discounts and other estimated offering expenses.

As a result of the closing of the IPO, Medigus now owns 35.27% of Jeffs’ Brands.

Jeffs’ Brands issued 3,717,473 ordinary shares and 3,717,473 warrants, each to purchase one ordinary share with an initial exercise price of USD 4.04 per share, at a combined initial public offering price of USD 4.16 per ordinary share and warrant.

5.	On September 5, 2022, the Company filed a motion with the Tel Aviv District Court Economic Department for approval of a dividend distribution of USD 1.6 million.

6.	During September 2022, Jeffs’ Brands repaid: (i) an amount of USD 150 thousands to the Company and; (ii) related party balance in the amount of USD 175 thousand and ; (iii) USD 393 thousand for the repayment of accrued interest with respect to certain related party loans upon the conversion of such loans at the closing of this offering, USD 252 thousand of these amount paid to the Company.

7.	On August 3, 2022, Jeffs’ Brands Board of Directors approved to increase the CEO, Mr. Hakmon, the monthly salary to NIS 55 thousand plus applicable value added taxes (“VAT”), retroactively from February 1, 2022, until the closing of the IPO. Effective on September 1, 2022, Jeffs Brands Board of Directors approved an increase to Mr. Hakmon’s monthly salary to NIS 80 thousand plus VAT and a one-time bonus of NIS 480 thousand.

8.	During September 2022, Jeffs’ Brands fully repaid the loan from Bank Leumi.

9.

On August 28, 2022, the General Meeting of Gix Internet shareholders approved to issue 155,427 and 260,492 shares to Gix Internet CEO and former chairmen of the Board of directors as a special bonus, respectively. Additionally, the General Meeting of Gix Internet shareholders approved to issue 400,000 options to four of Gix Internet directors. The shares and the warrants were issued on September 18, 2022. Following the issuance of shares the Company holdings in Gix Internet is 42.25%.

10.	On September 20, 2022, Gix Internet completed a reverse triangle merger (“merger”) between Gix Internet, Gix Media and ViewBix Inc (OTCMKTS: VBIXD). After the merger, Gix Media will become a wholly owned subsidiary of ViewBix Inc.

11.	Third-party short-term loans in Jeffs’ Brands in the amount of approximately USD 810 thousand, inclusive of accrued interest, was fully repaid.

12.

On July 28, 2022, Charging Robotics entered into a convertible loan agreement with Revoltz pursuance to which Charging Robotics was required to invest an amount of USD 60 thousands in Revoltz (the “Loan Principal Amount”). In addition, Charging Robotics provided to Revoltz further lending of up to USD 340 thousands (the “Additional Amount”, and together with the Loan Principal, the “Total Loan Amount”). The Total Loan Amount shall carry interest at the minimum rate prescribed by Israeli law.

The Total Loan Amount shall be converted into shares of Revoltz, upon the occurrence of any of the following events (each a “Trigger Event”):

a. The consummation of funding by Revoltz of an aggregate amount of USD 1 million at a pre-money Revoltz valuation of at least USD 7 million (in the form of SAFE, equity or otherwise).

b. Revoltz has generated an aggregate of USD 1 million or more revenues.

In the event that a Trigger Event shall not have occurred on or prior to the 24-month anniversary of the date on which the Loan Principal Amount is actually extended to Revoltz, the Loan shall be due and repayable by Revoltz to Charging Robotics.